                                                                    EXHIBIT 10.7


                              FOURTH AMENDMENT TO
                              -------------------
                         CREDIT AND SECURITY AGREEMENT
                         -----------------------------


  THIS FOURTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT (this "Amendment") is entered into as of this 15th day of November 1998, by and between THE WMF GROUP, LTD., a Delaware corporation ("WMF Group"); WMF WASHINGTON MORTGAGE CORP., a Delaware corporation ("Washington"); WMF/HUNTOON, PAIGE ASSOCIATES LIMITED, a Delaware corporation ("Huntoon"); WMF PROCTOR, LTD., a Michigan corporation ("Proctor"); THE ROBERT C. WILSON COMPANY, a Texas corporation ("Wilson"); THE ROBERT C. WILSON COMPANY-ARIZONA, an Arizona corporation ("Wilson-Arizona"); and WMF CARBON MESA ADVISORS, INC., a Delaware corporation ("Carbon Mesa"); (WMF Group, Washington, Huntoon, Proctor, Wilson, Wilson-Arizona, Carbon Mesa and any other Subsidiary of WMF Group that may at any time hereafter become a party to the Agreement are hereafter collectively referred to as the "Borrowers"), RESIDENTIAL FUNDING CORPORATION, a Delaware corporation ("RFC"), BANK UNITED, a federal savings bank ("Bank United"), PNC BANK, N.A., a national banking association ("PNC"); (RFC, Bank United, PNC and any Additional Lender that may at any time hereafter become party hereto are hereafter referred to as the "Lenders"), and RFC as credit agent for the Lenders (in such capacity, the "Credit Agent").

  WHEREAS, the Borrowers, the Lenders and the Credit Agent have entered into a revolving warehouse facility with a present Warehouse Commitment Limit of One Hundred Fifty Million Dollars ($150,000,000) (the "Warehousing Commitment") and a Servicing Facility Credit Limit of Fifty Million, Seven Hundred Eleven Thousand Seven Hundred Forty-Four Dollars ($50,711,744) (the "Servicing Facility Commitment"), as evidenced by a Credit and Security Agreement (Syndicated Agreement) dated December 5, 1997, as the same may have been amended or supplemented (the "Agreement");

  WHEREAS, the Borrowers have requested the Lenders to temporarily increase the Warehousing Commitment and amend certain terms of the Agreement, and the Lenders have agreed to such temporary increase and amendment subject to the terms and conditions of this Amendment;

  NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants, agreements and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

  1. All capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Agreement.

  2. The effective date ("Effective Date") of this Amendment shall be November 15, 1998, provided that the Borrowers have complied with all the terms and conditions of this Amendment.

  3. Section 1.1 of the Agreement shall be amended by adding the following definition in the appropriate alphabetical order:


      "Temporary Increase Rate" means a floating rate of interest which is
       -----------------------
     equal to 1.50% per annum over LIBOR. The Temporary Increase Rate will be adjusted as of the effective date of each weekly change in LIBOR. The Credit Agent's determination of the Temporary Increase Rate as of any date of determination shall be conclusive and binding, absent manifest error.


  4. Section 1.1 of the Agreement shall be amended to delete the following definition in its entirety, replacing it with the following definition:


         "Ordinary Warehousing Rate" means a floating rate of interest which is
          -------------------------
     equal to 1.00% per annum over LIBOR. The Ordinary Warehousing Rate will be adjusted as of the effective date of each weekly change in LIBOR. The Credit Agent's determination of the Warehousing Rate as of any date of determination shall be conclusive and binding, absent manifest error.


  5. For the period from November 15, 1998 through the earlier of (i) the date of repayment in full of the Advances against the Mortgage Loans described on
Schedule I hereto (the "Scheduled Loans") is required under the Agreement and
(ii) January 15, 1999, the Warehousing Credit Limit shall be $400,000,000 and RFC's Maximum Warehousing Commitment shall be $366,600,000. Notwithstanding anything to the contrary set forth in the Agreement:


      (a) Warehousing Advances during such period shall be made by the Lenders holding Warehousing Commitments (i) ratably, based on (A) in the case of RFC, $116,600,000 ("RFC's Permanent Warehousing Commitment") and (B) in the case of the other Lenders holding Warehousing Commitments, their respective Maximum Warehousing Commitments, until such amounts are fully advanced, and
     (ii) thereafter, by RFC only up to the amount of its Maximum Warehousing Commitment; and



      (b) As long as the maturity of the Warehousing Commitments has not been accelerated pursuant to Section 8.2 of the Agreement, payments received by the Credit Agent in respect of the principal amount of Warehousing Advances outstanding shall be applied first, to Warehousing Advances made by RFC to the extent the outstanding principal balance thereof exceeds the RFC Permanent Warehousing Commitment, and thereafter, to the remaining Warehousing Advances outstanding, ratably among the Lenders holding Warehousing Commitments.


On the earlier of January 16, 1999 or the date repayment of the Advances against the Scheduled Loans is required under the Agreement, the amount by which the outstanding principal balance of Warehousing Advances exceeds the Warehousing Credit Limit (as reduced by the expiration of the temporary increase provided for in this paragraph 5 shall be due and payable to RFC.

  6. As of the Effective Date of this Amendment, no further Warehousing Advances shall be made against Uncommitted Mortgage Loans, and no further Servicing Facility Advances shall be made.

  7. Notwithstanding anything in Section 2.8(a) of the Agreement to the contrary, except as provided in Section 2.8(f) or Section 2.8(g) of the Agreement, all outstanding Warehousing Advances against Mortgage Loans covered by a Purchase Commitment shall bear interest at a rate equal to (a) in an amount up to the sum of RFC's Permanent Warehousing Commitment plus the Maximum Warehousing Commitments of the other Lenders holding Warehousing Commitments minus the aggregate amount of Warehousing Advances outstanding against Uncommitted Mortgage Loans (the "Combined Warehousing Commitments"), at the Ordinary Warehousing Rate, and (b) to the extent the aggregate amount of such Advances exceed the Combined Warehousing Commitments, at the Temporary Increase Rate. All Warehousing Advances bearing interest at the Temporary Increase Rate shall be deemed to have been made by RFC.

8. Section 2.9(k) shall be deleted in its entirety and the following section shall be substituted in lieu thereof:


       2.9(k) If at any time the aggregate outstanding principal balance of all Servicing Facility Advances exceeds the lesser of (i) seventy percent (70%) of the Servicing Collateral Value of the

     Pledged Servicing Contracts or (ii) sixty percent (60%) of the Appraisal Value of the Pledged Servicing Contracts, adjusted to account for Servicing Contracts sold, created or acquired since the date of the most recent Appraisal in accordance with the methodology of such Appraisal, the Borrowers shall prepay the outstanding Servicing Facility Advances in the amount of such excess.


  9. The Second Amended and Restated Promissory Note payable to RFC is amended and restated in its entirety as set forth in the Third Amended and Restated Warehousing Promissory Note, in the form of Exhibit A-1 attached to this
                                            -----------
Amendment. All references in this Amendment and in the Agreement to the Warehousing Promissory Note payable to RFC shall be deemed to refer to the Third Amended and Restated Warehousing Promissory Note delivered in connection with this Amendment.

  10. The Borrowers shall deliver to the Credit Agent (a) an original of this Amendment, executed by the Borrowers and all of the Lenders; (b) an executed Third Amended and Restated Warehousing Promissory Note payable to RFC; (c) an executed Certificate of Secretary with corporate resolutions for each Borrower;
(d) the minimum amendment fee required pursuant to Section 13.5(b) of the Agreement for each Lender; (e) for the account of RFC, a Warehousing Commitment Fee on the temporary increase in the amount of $51,370; (f) for the account of RFC, a temporary increase fee of $250,000; and (g) a $500 document production fee.


  11. The Borrowers represent, warrant and agree that (a) except as set forth in the Lenders' letters to the Borrowers dated August 31, 1998, October 13, 1998 and November 13, 1998, and the Borrowers' letter to the Lenders dated September 3, 1998, there exists no Default or Event of Default under the Loan Documents,
(b) the Loan Documents continue to be the legal, valid and binding agreements and obligations of the Borrowers enforceable in accordance with their terms, as modified herein, (c) the Lenders are not in default under any of the Loan Documents and the Borrowers have no offset or defense to their performance or obligations under any of the Loan Documents, (d) the representations contained in the Loan Documents remain true and accurate in all respects, and (e) there has been no material adverse change in the financial condition of the Borrowers from the date of the Agreement to the date of this Amendment.


  12. Except as hereby expressly modified, the Agreement shall otherwise be unchanged and shall remain in full force and effect, and the Borrowers ratify and reaffirm all of its obligations thereunder.


  13. The Borrowers shall pay all reasonable out-of-pocket costs and expenses of the Credit Agent (including, without limitation, the reasonable fees and service charges of Dorsey & Whitney LLP, counsel to the Credit Agent) in connection with this Amendment.

  14. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

  IN WITNESS WHEREOF, the Borrowers and the Lenders have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.

                              BORROWERS:

                              THE WMF GROUP, LTD.,
                              a Delaware corporation



                              By:/s/ Michael D. Ketcham
                                 ----------------------
                              Its: Executive Vice President
                                  -------------------------



                              WMF WASHINGTON MORTGAGE CORP.,
                              a Delaware corporation


                              By:/s/ Michael D. Ketcham
                                 ----------------------
                              Its: Executive Vice President
                                  -------------------------


                              WMF/HUNTOON, PAIGE ASSOCIATES
                              LIMITED, a Delaware corporation


                              By:/s/ Michael D. Ketcham
                                 ----------------------
                              Its: Executive Vice President
                                  -------------------------



                              WMF PROCTOR, LTD.,
                              a Michigan corporation


                              By:/s/ Michael D. Ketcham
                                 ----------------------
                              Its: Executive Vice President
                                  -------------------------



                              THE ROBERT C. WILSON COMPANY,
                              a Texas corporation


                              By:/s/ Michael D. Ketcham
                                 ----------------------
                              Its: Executive Vice President
                                  -------------------------

                              THE ROBERT C. WILSON COMPANY-ARIZONA
                              an Arizona corporation


                              By:/s/ Michael D. Ketcham
                                 ----------------------
                              Its: Executive Vice President
                                  -------------------------


                              WMF CARBON MESA ADVISORS, INC.,
                              a Delaware corporation


                              By:/s/ Michael D. Ketcham
                                 ----------------------
                              Its: Executive Vice President
                                  -------------------------



STATE OF Virginia      )
                       ) ss
COUNTY OF Fairfax      )



  On December 3, 1998, before me, a Notary Public, personally appeared
Michael D. Ketcham, the Executive Vice President of THE WMF GROUP, LTD., a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.


  WITNESS my hand and official seal.

                                         /s/ Joanne G. Frye
                                        ------------------------------
                                        Notary Public
(SEAL)                                  My Commission Expires: 2-28-99

STATE OF Virginia         )
                          ) ss
COUNTY OF Fairfax         )


  On December 3, 1998, before me, a Notary Public, personally appeared Michael
D. Ketcham, the Executive Vice President of WMF WASHINGTON MORTGAGE CORP., a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

  WITNESS my hand and official seal.


                                        /s/ Joanne G. Frye
                                        ------------------------------
                                        Notary Public
(SEAL)                                  My Commission Expires: 2-28-99


STATE OF Virginia         )
                          ) ss
COUNTY OF Fairfax         )



  On December 3, 1998, before me, a Notary Public, personally appeared Michael
D. Ketcham, the Executive Vice President of WMF/HUNTOON, PAIGE ASSOCIATES LIMITED, a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

  WITNESS my hand and official seal.


                                        /s/ Joanne G. Frye
                                        ------------------------------
                                        Notary Public
(SEAL)                                  My Commission Expires: 2-28-99

STATE OF  Virginia        )
                          ) ss
COUNTY OF Fairfax         )


  On December 3, 1998, before me, a Notary Public, personally appeared Michael
D. Ketcham, the Executive Vice President of WMF PROCTOR, LTD., a Michigan corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

  WITNESS my hand and official seal.


                                        /s/ Joanne G. Frye
                                        ------------------------------
                                        Notary Public
(SEAL)                                  My Commission Expires: 2-28-99




STATE OF  Virginia        )
                          ) ss
COUNTY OF Fairfax         )




  On December 3, 1998, before me, a Notary Public, personally appeared Michael
D. Ketcham, the Executive Vice President of THE ROBERT C. WILSON COMPANY, a Texas corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

  WITNESS my hand and official seal.


                                        /s/ Joanne G. Frye
                                        ------------------------------
                                        Notary Public
(SEAL)                                  My Commission Expires: 2-28-99

STATE OF Virginia         )
                          ) ss
COUNTY OF Fairfax         )


  On December 3, 1998, before me, a Notary Public, personally appeared Michael
D. Ketcham, the Executive Vice President of THE ROBERT C. WILSON COMPANY-ARIZONA, an Arizona corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

  WITNESS my hand and official seal.

                                        /s/ Joanne G. Frye
                                        -----------------------------------
                                        Notary Public
(SEAL)                                  My Commission Expires:2-28-99



STATE OF Virginia         )
                          ) ss
COUNTY OF Fairfax         )


  On December 3, 1998, before me, a Notary Public, personally appeared Michael
D. Ketcham, the Executive Vice President of WMF CARBON MESA ADVISORS, INC., a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

  WITNESS my hand and official seal.

                                        /s/ Joanne G. Frye
                                        -----------------------------------
                                        Notary Public
(SEAL)                                  My Commission Expires:2-28-99

                                        CREDIT AGENT:

                                        RESIDENTIAL FUNDING CORPORATION,
                                        a Delaware corporation



                                        By:/s/ Lisa F. Carlson
                                           --------------------------------
                                        Its:  Director



                                        LENDERS:

Permanent Warehousing           RESIDENTIAL FUNDING CORPORATION,
  Commitment:  $116,600,000


Temporary Maximum Warehousing           By:/s/ Lisa F. Carlson
  Commitment:  $366,600,000                -------------------------------
                                        Its:  Director
Maximum Servicing Facility
Commitment:  $22,313,167


STATE OF Maryland         )
                          ) ss
COUNTY OF Montgomery      )


  On December 7th, 1998 before me, a Notary Public, personally appeared Lisa
F. Carlson, the Director of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

  WITNESS my hand and official seal.

                                        /s/ Alaeta S. Myers
                                        -----------------------------------
                                        Notary Public

(SEAL)                                  My Commission Expires:11/01/00

STATE OF  Maryland        )
                          ) ss
COUNTY OF Montgomery      )


  On December 7th, 1998, before me, a Notary Public, personally appeared
Lisa F. Carlson the Director of RESIDENTIAL FUNDING CORPORATION, a
Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

  WITNESS my hand and official seal.

                                         /s/ Alaeta S. Myers
                                        -----------------------------------
                                        Notary Public
(SEAL)                                  My Commission Expires: 11/01/00

Maximum Warehousing                     BANK UNITED, a federal savings bank
  Commitment:  $33,400,000

Maximum Servicing Facility              By: /s/ Francis Hatteman
Commitment:  $10,613,701                   --------------------------------
                                        Its: ______________________________



STATE OF Texas            )
                          ) ss
COUNTY OF Hollis          )


  On November 30, 1998, before me, a Notary Public, personally appeared
Francis Hatteman, the _________________ of BANK UNITED, a federal savings bank, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

  WITNESS my hand and official seal.

                                        /s/ Patricia A. D'Pulos
                                        -----------------------------------
                                        Notary Public
(SEAL)                                  My Commission Expires: 9-30-00

Maximum Warehousing                     PNC BANK, N.A.,
 Commitment: $0.00                      a national banking association


                                        By: /s/ Janice Bolling
                                           ---------------------------------

Maximum Servicing Facility              Its: Vice President
Commitment:  $16,734,875                    --------------------------------

                                        Notice Address:
                                        500 West Jefferson Street
                                        Suite 1200
                                        Louisville, KY  40202
                                        Attention: Janice Bolling,
                                        Vice President
                                        Telecopier No.: (502) 581-3844


STATE    at Large         )
         --------------
                          ) ss
COUNTY OF ______________  )


  On December 3, 1998, before me, a Notary Public, personally appeared Janice Bolling, the V.P. of PNC BANK, N.A., a national banking association personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

  WITNESS my hand and official seal.

                                        /s/ Amy C. Woods
                                        -----------------------------------
                                        Notary Public
(SEAL)                                  My Commission Expires:  6-30-02